Exhibit 10.1(b)

S19-520, S20-243: SUN&MLI	AMENDMENT	1/25/2023

a.	AMENDMENT No 1

TO THE

EXCLUSIVE LICENSE AGREEMENT WITH EQUITY EFFECTIVE THE 1ST DAY OF AUGUST 2022

BETWEEN

STANFORD UNIVERSITY

AND

SYNCOPATION LIFE SCIENCES

Effective the 25th of January, 2023, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and CARGO Therapeutics, Inc. (“CARGO”, previously known as SYNCOPATION LIFE SCIENCES), a corporation having a principal place of business at 1900 Alameda de las Pulgas Suite 350, San Mateo, CA 94403 agree as follows:

2.	BACKGROUND

2.1

Stanford and CARGO are parties to an Exclusive License Agreement with Equity effective the 1st day of August 2022 (“Original Agreement”), covering technologies disclosed in Stanford dockets S19-520 and S20-243 from the laboratories of Dr. Crystal Mackall and Dr. Robbie Majzner.

2.2	Stanford and CARGO wish to amend the Original Agreement to update Section 7.2 because [***] declined his inventor shares.

3.	AMENDMENT

3.1	Section 7.2 (“Equity Interest”) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Equity Interest. As further consideration, Syncopation will grant to Stanford (together with its designees as set forth below) an aggregate of 917,376 shares of common stock in Syncopation. Those shares, as of January 2022, represent no less than [***]% of the common stock in Syncopation on a Fully-Diluted Basis. Prior to signing this Agreement, Syncopation will provide Stanford with its capitalization table and the results of an independent third-party 409A valuation conducted for the purposes of valuing Syncopation’s common stock. Syncopation will issue a portion of all shares granted to Stanford pursuant to this Section 7.2 and Section 7.3 directly to and in the name of the inventors and sponsors listed below within [***] after the Effective Date allocated as stated below:

S19-520, S20-243: SUN&MLI	AMENDMENT	1/25/2023

Inventor 1: [***]	[***] shares

Inventor 2: [***]	[***] shares

Inventor 3: [***]	[***] shares

Inventor 4: [***]	[***] shares

Inventor 5: [***]	[***] shares

Inventor 6: [***]	[***] shares

Inventor 7: [***]	[***] shares

Inventor 8: [***]	[***] shares

Inventor 9: [***]	[***] shares

Inventor 10: [***]	[***] shares

Sponsor 1: [***]	[***] shares

Sponsor 2: [***]	[***] shares

For avoidance of doubt, the requirement to complete the equity issuance specified in this Section 7.2 survives termination of this Agreement.”

4.	OTHER TERMS

4.1	All other terms of the Original Agreement remain in full force and effect.

4.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

S19-520, S20-243: SUN&MLI	AMENDMENT	1/25/2023

The parties execute this Amendment No 1 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ [***]
Name:	[***]
Title:	Director, Licensing and Strategic Alliances
Date:	Jan 27, 2023

CARGO THERAPEUTICS, INC

Signature:	/s/ [***]
Name:	[***]
Title:	Chief Operating Officer
Date:	Jan 26, 2023